77I  Terms of new or amended securities

Articles Supplementary to Registrant's Articles of
Amendment and Restatement (adding Equity Growth Portfolio), dated January 20, 2010, is incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010, accession number 0001104659-10-008873,
file number: 033-23166.                                   .